Exhibit 10.8

股份质押协议

Share Pledge Agreement

本股份质押协议(下称“本协议”)由以下各方于2025年4月3日在中华人民共和国(下称“中国”)厦门签订：

This Share Pledge Agreement (“this Agreement”) is executed by and among the Parties below as of April 3, 2025, in Xiamen, the People’s Republic of China (“China” or “PRC”):

(1)	福建华流文体产业发展有限公司，一家依据中国法律设立并存续的外商独资企业，注册地址为厦门市集美区西滨路52号712室之八(“质权人”)。
Fujian Hualiu Cultural and Sports Industry Development Co., Ltd., a wholly foreign-owned enterprise organized and existing under the laws of the PRC, with its legal address at Room 712 (No. 8), 52 Xibin Road, Jimei District, Xiamen (“Pledgee”);

(2)	黄卓勤，一位中国公民，其身份证号码：[*],为目标公司的股东，持有目标公司64.0060%的股份；
Zhuoqin Huang, a PRC citizen with Identification No.: [*], shareholder of Target Company, holding 64.0060% of shares in Target Company;

(3)	林伟毅，一位中国公民，其身份证号码：[*],为目标公司的股东，持有目标公司10.0198%的股份；
Weiyi Lin, a PRC citizen with Identification No.: [*], shareholder of Target Company, holding 10.0198 % of shares in Target Company;

(4)	张荣娣，一位中国公民，其身份证号码：[*],为目标公司的股东，持有目标公司9.0995%的股份；
Rongdi Zhang, a PRC citizen with Identification No.: [*]; shareholder of Target Company, holding 9.0995 % of shares in Target Company;

(5)	崔夏宇，一位中国公民，其身份证号码：[*],为目标公司的股东，持有目标公司6.1049%的股份；
Xiayu Cui, a PRC citizen with Identification No.: [*]; shareholder of Target Company, holding 6.1049 % of shares in Target Company;

股份质押协议

Share Pledge Agreement

(6)	崔春晓，一位中国公民，其身份证号码：[*],为目标公司的股东，持有目标公司6.1049%的股份；
Chunxiao Cui, a PRC citizen with Identification No.: [*], shareholder of Target Company, holding 6.1049 % of shares in Target Company;

(7)	林阿真，一位中国公民，其身份证号码：[*],为目标公司的股东，持有目标公司0.1212%的股份；
Azhen Lin, a PRC citizen with Identification No.: [*], shareholder of Target Company, holding 0.1212 % of shares in Target Company;

(8)	何俊龙，一位中国公民，其身份证号码：[*]，为目标公司的股东，持有目标公司4.4225%的股份；
Junlong He, a PRC citizen with Identification No.: [*], shareholder of Target Company, holding 4.4225% of shares in Target Company;

(9)	陈武杨，一位中国公民，其身份证号码：[*],为目标公司的股东，持有目标公司0.1212%的股份；
Wuyang Chen, a PRC citizen with Identification No.: [*], shareholder of Target Company, holding 0.1212 % of shares in Target Company;

黄卓勤、林伟毅、张荣娣、崔夏宇、崔春晓、林阿真、何俊龙、陈武杨合称或各称为“出质人”；
Zhuoqin Huang, Weiyi Lin, Rongdi Zhang, Xiayu Cui, Chunxiao Cui, Azhen Lin, Junlong He and Wuyang Chen, together, as “Pledgors,” or individually, as a “Pledgor”;

(10)	厦门普普文化股份有限公司，一家依据中国法律设立并存续的公司，注册地址为厦门市湖里区穆厝路5号836单元(“目标公司”)。
Xiamen Pop Culture Co., Ltd., a company organized and existing under the laws of the PRC, with its legal address at Unit 836, No.5 Mucuo Road, Huli District, Xiamen (“Target Company”).

在本协议中，质权人、出质人和目标公司以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledgors and Target Company shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

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股份质押协议

Share Pledge Agreement

鉴于：

Whereas,

1.	质权人是一家在中国注册的外商独资企业。质权人与目标公司签订了一份《独家服务协议》(附件1)；
Pledgee is a wholly foreign owned enterprise registered in China. Pledgee and Target Company have executed an Exclusive Services Agreement (Attachment 1);

2.	出质人为中国公民，合计拥有目标公司100%的股份。
Pledgors are citizens of China, and together, hold 100% of the shares in Target Company.

3.	目标公司是一家依据中国法律注册并存续的公司。目标公司在此确认出质人和质权人在本协议下的权利和义务，并提供必要的协助向有关政府部门和/或其他股权登记托管机关登记该质权；

Target Company is a company organized and existing under the laws of the PRC. Target Company acknowledges the respective rights and obligations of Pledgors and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge with the competent governmental authorities and any other equity registration and custody center;

4.	为了保证目标公司履行《独家服务协议》项下的义务，按照约定向质权人支付咨询和服务费等到期款项，出质人以其现在和将来在目标公司中拥有的全部股份(无论将来股份比例是否发生变化)向质权人就《独家服务协议》协议项下目标公司的付款义务做出质押担保。

To ensure that Target Company fully performs its obligations under the Exclusive Services Agreement and pay the service fees thereunder to Pledgee when the same becomes due, Pledgors hereby pledge to the Pledgee all of the shares they now and in the future hold in Target Company (whether the percentage of the shares is changed or not in the future) as security for payment of the service fees by Target Company under the Exclusive Services Agreement.

为了履行《独家服务协议》的条款，各方商定按照以下条款签订本协议。
To perform the provisions of the Exclusive Services Agreement, the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义
Definitions

除非本协议另有规定，下列词语含义为：
Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的股份折价或拍卖、变卖该股份的价款优先受偿的权利。

Pledge shall refer to the shares granted by Pledgors to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Shares.

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Share Pledge Agreement

1.2	股份：指出质人现在和将来合法持有的其在目标公司的全部股份权益(无论 将来每位股东的股份比例是否发生变化)。
Shares shall refer to all of the shares lawfully now held and hereafter acquired by Pledgors in Target Company (whether the percentage of the shares of each Pledgor is changed or not in the future).

1.3	质押期限：指本协议第3条规定的期间。
Term of Pledge shall refer to the term set forth in Section 3 of this Agreement.

1.4	独家服务协议：指目标公司与质权人于2025年4月3日签订的《独家服务协议》。
The Exclusive Services Agreement shall refer to the Exclusive Services Agreement executed by and between Target Company and Pledgee on April 3, 2025.

1.5	违约事件：指本协议第7条所列任何情况。
Event of Default shall refer to any of the circumstances set forth in Section 7 of this Agreement.

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股份质押协议

Share Pledge Agreement

1.6	违约通知：指质权人根据本协议发出的宣布违约事件的通知。
Notice of Default shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.	质权
The Pledge

2.1	作为目标公司按时和全额支付服务协议项下质权人应得的任何或全部的款项的抵押担保，包括但不限于服务协议中规定的服务费的担保(无论该等费用的到期应付是由于到期日的到来、提前收款的要求或其它原因)，出质人特此将其现有或将拥有的目标公司的全部股份权益质押给质权人。
As collateral security for the timely and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of any or all of the payments due by Target Company, including and without limitation, the services fees payable to the Pledgee under the Services Agreement, Pledgors hereby pledge to Pledgee a first security interest in all of Pledgors’ right, title and interest, whether now owned or hereafter acquired by Pledgors, in the Shares of Target Company.

2.2	在质押期间，除非适用法律法规禁止，质权人有权收取质押股权所产生的红利或股利。未经质权人事先书面同意，出质人不得获得质押股权上分得的股利或分红。出质人因质押股权而分得的股利或分红在扣除出质人缴纳的个人所得税后应根据质权人的要求(1)存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者(2)在中国法律不禁止的范围内，以中国法律允许的方式将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, unless prohibited by the applicable laws and regulations, the Pledgee is entitled to receive dividends distributed on the Equity Interest. Without the prior written consent of the Pledgee, the Pledgor shall not receive dividends distributed on the Equity Interest. Dividends received by the Pledgor on Equity Interest after the deduction of individual income tax paid by the Pledgor shall be, as required by the Pledgee, (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to making any other payment; or (2) to the extent not prohibited by the applicable PRC laws, unconditionally donated to the Pledgee or any other person designated by the Pledgee in the manner permitted by the PRC laws.

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股份质押协议

Share Pledge Agreement

2.3	在质权人事先书面同意的情况下，出质人方可对目标公司增资。出质人因对目标公司增资而在公司注册资本中增加的出资额亦属于质押股权，各方应为此签订进一步的质押协议，并为增加的出资额办理质押登记。

The Pledgor may subscribe for a capital increase in Target Company only with prior written consent of the Pledgee. Any additional equity interest obtained by the Pledgor as a result of the Pledgor’s subscription of the increased registered capital of the Target Company shall also be deemed as Equity Interest, and the Parties shall enter into further equity pledge agreement for this purpose and complete registration of the pledge of such additional equity interest.

2.4	如目标公司根据中国法律的强制性规定需予以解散或清算，在目标公司依法完成解散或清算程序后，出质人从目标公司依法分配的任何利益，应根据质权人的要求(1)存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者(2)在中国法律不禁止的范围内，以中国法律允许的方式无条件地赠予质权人或质权人指定的人。

In the event that Target Company is required by PRC law to be liquidated or dissolved, any interest distributed to the Pledgor upon Target Company’s dissolution or liquidation shall, upon the request of the Pledgee, be (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) to the extent not prohibited by PRC laws, unconditionally donated to the Pledgee or any other person designated by the Pledgee in the manner permitted by the applicable PRC laws.

3.	质押期限

Term of Pledge

3.1	本质权自本协议项下的股份出质在相应的市场监督管理机关登记之日起生效，质权有效期持续到独家服务协议下目标公司欠付质权人的所有款项结清为止。出质人和目标公司应(一)自本协议签署之日起3个工作日内，请求股权登记托管机构将本协议的质权登记在目标公司股东名册上，并(二)自本协议签署之日起10个工作日内向相应的市场监督管理机关申请登记本协议项下的质权。各方共同确认，为办理股份质押工商登记手续(包括任何一位股东持有的目标公司股份比例变更时，办理质押变更登记)，各方应将本协议按照目标公司所在地市场监督管理部门要求的形式签署、真实反映本协议项下质权信息的股份质押合同(以下简称“登记质押合同”)提交给市场监督管理机关，登记质押合同中未约定事项，仍以本协议约定为准。出质人和目标公司应当按照中国法律法规和有关市场监督管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Shares contemplated herein has been registered with relevant administration for market regulation (“AMR”). The Pledge shall be continuously valid until all payments due under the Exclusive Services Agreement have been fulfilled by Target Company. Pledgors and Target Company shall (1) request equity registration and custody center to register the Pledge in the shareholders’ register of Target Company within 3 business days following the execution of this Agreement, and (2) submit an application to the AMR for the registration of the Pledge of the Shares contemplated herein within ten (10) business days following the execution of this Agreement. The Parties covenant that for the purpose of registration of the Pledge (including re-registration of the Pledge when the percentage of Shares a Pledgor holds in Target Company changes), the Parties hereto shall submit to the AMR the share pledge contract as in the form required by the AMR at the location of Target Company which shall truly reflect the information of the Pledge hereunder (the “AMR Pledge Contract”). For matters not specified in the AMR Pledge Contract, the Parties shall be bound by the provisions of this Agreement. Pledgors and Target Company shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AMR, to ensure that the Pledge of the Shares shall be registered with the AMR as soon as possible after filing.

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股份质押协议

Share Pledge Agreement

3.2	质押期限内，如目标公司未按独家服务协议交付服务费等费用，质权人有权但无义务按本协议的规定处分质权。

During the Term of Pledge, in the event Target Company fails to pay the exclusive service fees in accordance with the Exclusive Services Agreement, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.	质权凭证的保管

Custody of Records for Shares subject to Pledge

4.1	在本协议规定的质押期限内，出质人应将其在目标公司的股份出资证明书及记载质权的股东名册原件交付质权人或质权人指定的股权登记托管中心保管(包括股份变更时提供新的证明书和名册)。出质人应在本协议签订之日起或股份变更登记完成之日起(将来股份变更的情况下)5个工作日内将上述股份出资证明书及股东名册原件交付给质权人。质权人或其指定的股权登记托管机构将在本协议规定的全部质押期间一直保管这些文件。

During the Term of Pledge set forth in this Agreement, Pledgors shall deliver the original capital contribution certificate for the Shares and the original shareholders’ register containing the Pledge to Pledgee or the equity registration and custody center designated by Pledgee within five (5) working days from the execution of this Agreement or from completion of the re-registration of shareholding when percentage of shares changed (in that case, Pledgors shall deliver to Pledgee’s custody the updated original capital contribution certificate for the Shares and the updated original shareholders’ register containing the Pledge). Pledgee or the equity registration and custody center designated by Pledgee shall have custody of such original documents during the entire Term of Pledge set forth in this Agreement.

4.2	在质押期限内，质权人有权收取股份所产生的红利。

Pledgee shall have the right to collect dividends generated by the Shares during the Term of Pledge.

5.	出质人的声明和保证

Representations and Warranties of Pledgors

5.1	出质人是股份唯一的合法所有人。

Pledgors are the sole legal and beneficial owners of the Shares.

5.2	出质人有权以本协议规定的方式处分并转让股份。

Pledgors have the right to dispose of and transfer the Shares in accordance with the provisions set forth in this Agreement.

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Share Pledge Agreement

5.3	本合同一经签署即构成对出质人合法有效并具约束力的义务。

Upon execution, this Agreement constitutes the Pledgors’ legal, valid and binding obligations in accordance with the provisions herein.

5.4	除本质权之外，出质人未在股份上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgors have not placed any security interest or other encumbrance on the Shares.

5.5	不存在与股份相关的未决的争议或诉讼。

There is no pending disputation or litigation proceeding related to the Shares.

5.6	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与目标公司章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Target Company’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or document to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

6.	出质人和目标公司的承诺

Covenants of the Pledgor and Target Company

6.1	在本协议存续期间，出质人和目标公司共同和分别向质权人承诺：

During the term of this Agreement, the Pledgor and Target Company hereby jointly and severally covenant to the Pledgee:

6.1.1.	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分，不得在质押股权上设立或允许存在任何担保或其他债务负担；目标公司不得同意或协助前述行为；

The Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of the Pledgee, except for the performance of the Transaction Documents; Target Company shall not assent to or assist in the aforesaid behaviors;

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Share Pledge Agreement

6.1.2.	出质人和目标公司应遵守和执行有关质押的所有适用法律法规的规定，如果收到有关主管机关就质权发出或制定的任何通知、指令或建议时，于五(5)日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

The Pledgor and Target Company shall comply with and carry out all requirements under applicable laws and regulations relating to pledge, and within five (5) days of receipt of any notice, order or recommendation issued or made by the competent authorities regarding the Pledge (if any), shall present the aforementioned notice, order or recommendation to the Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon the Pledgee’s reasonable request or upon consent of the Pledgee;

6.1.3.	出质人和目标公司应将任何可能影响质押股权(或其任何部分)的事件或收到的通知，以及可能对出质人在本协议中的任何保证、义务或对出质人履行其在本协议下义务可能产生影响的任何事件或收到的通知及时通知质权人；

Each of the Pledgor and Target Company shall promptly notify the Pledgee of any event or notice received by it that may have an impact on the Equity Interest (or any portion thereof,) as well as any event or notice received by it that may have an impact on any guarantees and obligations of the Pledgor under this Agreement or the performance of obligations of the Pledgor under this Agreement;

6.1.4.	目标公司应在其经营期限届满前三(3)个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Target Company shall complete the registration procedures for the extension of the operation term within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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Share Pledge Agreement

6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgors agree that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgors or any heirs or representatives of Pledgors or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本协议对偿付独家服务协议项下咨询服务费等费用的担保，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关股份所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for payment of the service fees under the Exclusive Services Agreement, Pledgors hereby undertake to execute in good faith and to cause others who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgors also undertake to perform and to cause others who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Shares with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgors undertake to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgors hereby undertake to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgors shall indemnify Pledgee for all losses resulting therefrom.

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7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1.	目标公司未能按期、完整履行任何独家服务协议项下责任，包括但不限于目标公司未能按期足额支付服务协议项下的应付的咨询服务费等费用或有违反该协议其他义务的行为；

Target Company fails to fully and timely fulfill any liabilities under the Services Agreement, including without limitation failure to pay in full any of the service fees payable under the Exclusive Services Agreement or breaches any other obligations of Target Company thereunder;

7.1.2.	出质人或目标公司实质违反本协议的任何条款；

Pledgors or Target Company have committed a material breach of any provisions of this Agreement;

7.1.3.	出质人和目标公司没有按第3.1条将本质权登记在目标公司股东名册上或 未办理质押登记手续；

Pledgors and Target Company fail to register the Pledge in the shareholders’ register of Target Company, or fail to complete the Registration of Pledge stipulated in Section 3.1;

7.1.4.	除本协议第6.1.1条的约定外，出质人舍弃出质的股份或未获得质权人书面同意而擅自转让或意图转让出质的股份；和

Except as expressly stipulated in Section 6.1.1, Pledgors transfer or purport to transfer or abandons the Shares pledged, or assign the Shares pledged without the written consent of Pledgee; and

7.1.5.	目标公司的继承人或代管人只能履行部分或拒绝履行独家服务协议项下的支付责任。

The successor or custodian of Target Company is capable of only partially perform or refuses to perform the payment obligations under the Exclusive Services Agreement.

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7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgors shall immediately notify Pledgee in writing accordingly.

7.3	除非第 7.1部分下的违约事件在质权人向出质人发出要求其修补此违约行为通知后的20个工作日之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第 8 部分履行其处理股份的权利。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) working days after the Pledgee delivers a notice to Pledgors requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgors in writing at any time thereafter, demanding Pledgors to immediately dispose of the Pledge in accordance with the provisions of Article 8 of this Agreement.

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8.	质权的行使

Exercise of Pledge

8.1	在独家服务协议所述的服务费等费用未全部偿还前，未经质权人或质权人的海外母公司普普文化集团有限公司(“质权人母公司”)的书面同意，出质人不得转让本质权和其拥有的目标公司股份，除非该等转让为根据出资人与质权人及目标公司签订的《独家购买权协议》(附件2)而产生的转让。

Prior to the full payment of the service fees described in the Exclusive Services Agreement, without the written consent of Pledgee or Pledgee’s offshore parent company Pop Culture Group Co., Ltd (“Pledgee’s Parent Company” ), Pledgors shall not transfer the Pledge or the Shares in Target Company, unless such transfer arises from the rights and obligations under the Exclusive Option Agreement (Attachment 2) entered into by Pledgors, Pledgee, and Target Company.

8.2	在质权人行使其质押权利时，质权人应当向出质人发出书面违约通知。

Pledgee shall issue a Notice of Default to Pledgors when exercising the Pledge.

8.3	受限于第7.3条的规定，质权人可在按第8.2条发出违约通知的同时或在发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与股份有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at the time when, or at any time after, the issuance of the Notice of Default in accordance with Section 8.2. Once Pledgee elects to enforce the Pledge, Pledgors shall cease to be entitled to any rights or interests associated with the Shares.

8.4	在违约时，根据中国有关法律的规定，质权人有权按照法定程序处置质押股份。仅在中国法律允许的范围内，对于处置的所得，质权人无需给付出质人；出质人特此放弃其可能有的能向质权人要求任何质押股份处置所得的权利；同样，出质人对质权人在该质押股份处置后的亏空也不承担任何义务。

In the event of default, Pledgee is entitled to dispose of the Shares pledged in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgors for proceeds of disposition of the Shares, and Pledgors hereby waive any rights it may have to demand any such accounting from Pledgee; Likewise, in such circumstance Pledgors shall have no obligation to Pledgee for any deficiency remaining after such disposition of the Shares pledged.

8.5	质权人依照本协议处分质权时，出质人和目标公司应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgors and Target Company shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	转让

Assignment

9.1	除非经质权人事先书面同意，出质人无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, Pledgors shall not have the right to assign or delegate their rights and obligations under this Agreement.

9.2	本协议对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgors and their successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3	质权人可以在任何时候将其在服务协议项下的所有或任何权利和义务转让给其指定的人(自然人/法人)，在这种情况下，受让人应享有和承担本协议项下质权人享有和承担的权利和义务，如同其作为原协议方应享有和承担的一样。质权人转让服务协议项下的权利和义务时，应质权人要求，出质人应就此转让签署有关协议和/或文件。

At any time, Pledgee may assign any and all of its rights and obligations under the Services Agreement to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Services Agreement, upon Pledgee’s request, Pledgors shall execute relevant agreements or other documents relating to such assignment.

9.4	因转让所导致的质权人变更后，应质权人要求，出质人应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的市场监督管理机关办理变更登记。

In the event of a change in Pledgee due to an assignment, Pledgors shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register for change of the same with the competent AMR.

9.5	出质人应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括《独家购买权协议》(附件2)和对质权人的《授权委托书》(附件3至附件10)，履行各协议项下的义务，并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股份还留存的权利。

Pledgors shall strictly abide by the provisions of this Agreement and other agreements jointly or separately executed by the Parties hereto or any of them, including the Exclusive Option Agreement (Attachment 2) and the Power of Attorney of each Pledgor (Attachment 3 to Attachment 10) granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgors with respect to the Shares pledged hereunder shall not be exercised by Pledgors except in accordance with the written instructions of Pledgee.

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9.6	如任何一方的行为会对本协议的履行或其项下的权利及义务产生任何影响，该等行为的进行应当事先经过质权人母公司董事会的决议通过；在质权人母公司董事会通过该等决议后，质权人及目标公司董事会也应就通过与质权人母公司董事会决议内容一致的决议。

If there is any action by either Party may affect, in any way, the performance of this Agreement or the rights and obligations under this Agreement, such action shall only be taken with prior approval of the Board of Directors of Pledgee’s Parent Company. Upon the resolution of the Board of Directors of Pledgee’s Parent Company, such action shall be also approved by the Board of Directors of Pledgee and Target Company in line with the resolution of the Board of Directors of Pledgee’s Company.

10.	终止

Termination

在独家服务协议项下的服务费等费用偿还完毕且目标公司不再承担服务协议项下的任何义务之后，或本协议各方根据其签署的《独家购买权协议》(附件2)进行股份转让时，本协议自动终止，并且在尽早合理可行的时间内，质权人应取消或解除本协议项下的股份质押。

Upon the full payment of the service fees under the Exclusive Services Agreement and upon termination of Target Company’s obligations under the Exclusive Services Agreement, or upon the transfer of shares under the Exclusive Option Agreement (Attachment 2), this Agreement shall be terminated automatically and Pledgee shall then cancel or terminate the shares pledge pursuant to this Agreement as soon as reasonably practicable.

11.	手续费及其他费用

Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、 印花税以及任何其他税收、费用等全部由目标公司承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Target Company.

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12.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息(惟并非由接受保密信息之一方擅自向公众披露)；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

13.	适用法律和争议的解决

Governing Law and Resolution of Disputes

13.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给位于【厦门】的【厦门仲裁委员会】，由该仲裁委员会按照其仲裁规则仲裁解决。仲裁应在【厦门】进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the [Xiamen Arbitration Commission] for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in [Xiamen], China, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

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13.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14.	通知

Notices

14.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.2	通知如果是以快递服务、挂号邮寄、或邮资预付发出的，则以在下列地址被接收、拒收或因任何原因被退件之日，为有效送达日；

Notices given by courier service, registered mail or prepaid postage shall be deemed effectively given on the date of receipt, refusal or return for any reason at the address set forth below;

14.3	通知如果是以专人递送发出的，则以在下列地址被接收，或留置于下列地址之日，为有效送达日；

Notices given by personal delivery shall be deemed effectively given on the date of receipt at the address set forth below, or the date on which such notices are placed at the address set forth below.

14.4	通知如果是以传真发出的，则以成功传送之日为有效送达日(应以自动生成的传送确认信息为证)。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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14.5	为通知的目的，各方地址如下：

15.	质权人：	福建华流文体产业发展有限公司

地址：	厦门市集美区西滨路52号712室之八
联系人：	黄卓勤
电话：	[*]
Pledgee：	Fujian Hualiu Cultural and Sports Industry Development Co., Ltd.
Address:	Room 712 (No. 8), 52 Xibin Road, Jimei District, Xiamen
Attn:	Zhuoqin Huang
Phone:	[*]

出质人：	黄卓勤
地址：	[*]
电话：	[*]
Pledgor：	Zhuoqin Huang
Address:	[*]
Phone:	[*]

出质人：	林伟毅
地址：	[*]
电话：	[*]
Pledgor：	Weiyi Lin
Address:	[*]
Phone:	[*]

出质人：	张荣娣
地址：	[*]
电话：	[*]
Pledgor：	Rongdi Zhang
Address:	[*]
Phone:	[*]

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出质人：	崔夏宇
地址：	[*]
电话：	[*]
Pledgor：	Xiayu Cui
Address:	[*]
Phone:	[*]

出质人：	崔春晓
地址：	[*]
电话：	[*]
Pledgor：	Chunxiao Cui
Address:	[*]
Phone:	[*]

出质人：	林阿真
地址：	[*]
电话：	[*]
Pledgor：	Azhen Lin
Address:	[*]
Phone:	[*]

股东：	何俊龙
地址：	[*]
电话：	[*]
Shareholder：	Junlong He
Address:	[*]
Phone:	[*]

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出质人：	陈武杨
地址：	[*]
电话：	[*]
Pledgor：	Wuyang Chen
Address:	[*]
Phone:	[*]

目标公司：	厦门普普文化股份有限公司
地址：	厦门市湖里区穆厝路5号836单元
联系人：	黄卓勤
电话：	[*]
Target Company：	Xiamen Pop Culture Co., Ltd.
Address:	Unit 836, No.5 Mucuo Road, Huli District, Xiamen
Attn:	Zhuoqin Huang
Phone:	[*]

15.1	任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

16.	分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法 或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

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17.	其他

Miscellaneous

17.1	本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记(如需)后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

17.2	本协议以中文和英文书就，一式拾(10)份，质权人、每位出质人和目标公司各持壹(1)份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in ten (10) copies. Each of Pledgors, Pledgee and Target Company shall hold one (1) copy respectively. Each copy of this Agreement shall have equal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[以下无正文]

[THIS SPACE IS INTENTIONALLY LEFT BLANK]

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股份质押协议

Share Pledge Agreement

有鉴于此，各方已自行或使得其各自授权代表于文首所载日期签署本《股份质押协议》。

IN WITNESS WHEREOF, the Parties have executed, or caused their respectively duly authorized representatives to execute, this Share Pledge Agreement as of the date first above written.

质权人：福建华流文体产业发展有限公司(盖章)

Pledgee: Fujian Hualiu Cultural and Sports Industry Development Co., Ltd. (Seal)

签署：
By：
职位：	法定代表人
Title:	Legal Representative

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股份质押协议

Share Pledge Agreement

出质人：黄卓勤

Pledgor: Zhuoqin Huang

签署：
By：	/s/ Zhuoqin Huang

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股份质押协议

Share Pledge Agreement

出质人：林伟毅

Pledgor: Weiyi Lin

签署：
By：	/s/ Weiyi Lin

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股份质押协议

Share Pledge Agreement

出质人：张荣娣

Pledgor: Rongdi Zhang

签署：
By：	/s/ Rongdi Zhang

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股份质押协议

Share Pledge Agreement

出质人：崔夏宇

Pledgor: Xiayu Cui

签署：
By：	/s/ Xiayu Cui

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股份质押协议

Share Pledge Agreement

出质人：崔春晓

Pledgor: Chunxiao Cui

签署：
By：	/s/ Chunxiao Cui

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股份质押协议

Share Pledge Agreement

出质人：林阿真
Pledgor:	Azhen Lin

签署：
By：	/s/ Azhen Lin

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股份质押协议

Share Pledge Agreement

股东：何俊龙
Shareholder: Junlong He

签署：
By：	/s/ Junlong He

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股份质押协议

Share Pledge Agreement

出质人：	陈武杨
Pledgor: Wuyang Chen

签署：
By：	/s/ Wuyang Chen

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股份质押协议

Share Pledge Agreement

目标公司：厦门普普文化股份有限公司(盖章)
Target Company: Xiamen Pop Culture Co., Ltd. (Seal)

签署：
By：
职位：	法定代表人
Title:	Legal Representative

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股份质押协议

Share Pledge Agreement

附件

Attachments

1.	福建华流文体产业发展有限公司与厦门普普文化股份有限公司于2025年4月3日签署的《独家服务协议》

The Exclusive Services Agreement entered into between Fujian Hualiu Cultural and Sports Industry Development Co., Ltd. and Xiamen Pop Culture Co., Ltd. on April 3, 2025

2.	福建华流文体产业发展有限公司、黄卓勤、林伟毅、张荣娣、崔夏宇、崔春晓、何俊龙、林阿真、陈武杨与厦门普普文化股份有限公司于2025年4月3日签署的《独家购买权协议》

The Exclusive Option Agreement entered into among Fujian Hualiu Cultural and Sports Industry Development Co., Ltd., Zhuoqin Huang, Weiyi Lin, Rongdi Zhang, Xiayu Cui, Chunxiao Cui, Junlong He, Azhen Lin, Wuyang Chen and Xiamen Pop Culture Co., Ltd. on April 3, 2025

3.	于2025年4月3日由黄卓勤签署的《授权委托书》

The Power of Attorney executed by Zhuoqin Huang on April 3, 2025

4.	于2025年4月3日由林伟毅签署的《授权委托书》

The Power of Attorney executed by Weiyi Lin on April 3, 2025

5.	于2025年4月3日由张荣娣签署的《授权委托书》

The Power of Attorney executed by Rongdi Zhang on April 3, 2025

6.	于2025年4月3日由崔夏宇签署的《授权委托书》

The Power of Attorney executed by Xiayu Cui on April 3, 2025

7.	于2025年4月3日由崔春晓签署的《授权委托书》

The Power of Attorney executed by Chunxiao Cui on April 3, 2025

8.	于2025年4月3日由林阿真签署的《授权委托书》

The Power of Attorney executed by Azhen Lin on April 3, 2025

9.	于2025年4月3日由何俊龙签署的《授权委托书》

The Power of Attorney executed by Junlong He on April 3, 2025

10.	于2025年4月3日由陈武杨签署的《授权委托书》

The Power of Attorney executed by Wuyang Chen on April 3, 2025

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